UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    December 22, 2005

    Greenville First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

112 Haywood Road, Greenville, S.C. (Address of principal executive offices)	29607 (Zip Code)

    (864) 679-9000
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Trust Preferred Offering

        Greenville First Bancshares, Inc. (the “Company”), a bank holding company for Greenville First Bank, N.A., established a new Delaware trust subsidiary, Greenville Statutory Trust II, which completed the sale of $7,000,000 of trust preferred securities on December 22, 2005. Greenville Statutory Trust II issued the trust preferred securities at a rate equal to the three-month LIBOR rate plus 1.44%. The trust preferred securities mature in 30 years, and can be called without penalty on or after December 30, 2010. Greenville Statutory Trust II simultaneously issued 217 of the trust’s common securities to the Company for a purchase price of $217,000, which constitutes all of the issued and outstanding securities of the trust. Greenville Statutory Trust II used the proceeds from the sale of the trust preferred securities to purchase the Company’s junior subordinated deferrable interest notes due 2035 (the “Debenture”). The net proceeds from the offering will be used by the Company for general corporate purposes. The forms of the Common Securities Certificate and the Preferred Securities Certificate are included as Exhibits B and C, respectively, in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3.

        The Debenture was issued pursuant to a Junior Subordinated Indenture between the Company and Wilmington Trust Company dated December 22, 2005 (the “Indenture”), a copy of which is attached hereto as Exhibit 10.1. The terms of the Debenture are substantially the same as the terms of the trust preferred securities. The interest payments by the Company will be used by the trust to pay the quarterly distributions to the holders of the trust preferred securities. The Indenture permits the Company to redeem the Debenture after December 30, 2010.

        The terms of the trust preferred securities are governed by an Amended and Restated Declaration of Trust, dated December 22, 2005, between the Company, as Depositor, Wilmington Trust Company, as property trustee, Wilmington Trust Company, as Delaware trustee, and the Administrators named therein.

        Pursuant to a Guarantee Agreement dated December 22, 2005, between the Company and Wilmington Trust Company, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the trust preferred securities. The obligations of the Company under the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.2, are subordinate to all of the Company’s senior debt.

        The offering the trust preferred securities was conducted pursuant to a Placement Agreement dated December 22, 2005 between the Company, Greenville Statutory Trust II, and J. P. Morgan Securities, Inc., attached hereto as Exhibit 10.4. The Company did not pay any fees or commissions to the placement agent.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

        The Company has exercised its option to purchase its main office building from Halton Properties LLC, a company owned by director Mark Cothran for $3.1 million. The purchase price was based on the formula set forth in the original lease agreement, which was executed in 1999 and had an initial term of 20 years. A copy of the lease was filed with the Form 10-KSB on March 29, 2000. Upon the closing of this transaction, which is scheduled for January 10, 2006, the original lease agreement will be terminated. The Company will continue to operate in this location until the third quarter of 2006, when it anticipates relocating the Haywood Road branch facility and its corporate office. The Company plans to aggressively market either the leasing or the sale of the Haywood Road office building. No assurance can be given that the Company will be able to lease or sale the current building.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01

ITEM 2.06   MATERIAL IMPAIRMENTS

        On December 22, 2005, the Company concluded that a material charge was required in connection with the purchase of the building described under Item 1.02 above. The Company has recorded a $1.5 million write-down on the valuation of the purchased building in accordance with FAS 121, impairment of long-lived assets. The $1.5 million write-down is based on various assumptions related to the Company’s ability to either sell or lease the building at various lease rates. The actual results of the Company’s ability to either sell or lease the building could significantly differ from the assumption used in the impairment calculation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. Copies of the Indenture, the Guarantee Agreement, the Amended and Restated Declaration of Trust, and Placement Agreement relating to the trust preferred issuance by Greenville Statutory Trust II are attached hereto as Exhibits.

Exhibit
Number      Description

10.1	Junior Subordinated Indenture between Greenville First Bancshares, Inc. and Wilmington Trust Company, as trustee.

10.2	Guarantee Agreement between Greenville First Bancshares, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee.

10.3	Amended and Restated Declaration of Trust among Greenville First Bancshares, Inc., as Depositor, Wilmington Trust Company, as property trustee, Wilmington Trust Company, as Delaware trustee, and the Administrators named therein, including exhibits containing the related forms of the Greenville Statutory Trust II Common Securities Certificate and the Preferred Securities Certificate.

10.4	Placement Agreement between Greenville First Bancshares, Inc., Greenville Statutory Trust II, and J. P. Morgan Securities, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC.

Dated: December 28, 2005	By: /s/ James M. Austin, III James M. Austin, III Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number           Description

10.1	Junior Subordinated Indenture between Greenville First Bancshares, Inc. and Wilmington Trust Company, as trustee.

10.2	Guarantee Agreement between Greenville First Bancshares, Inc., as guarantor, and Wilmington Trust Company, as guarantee trustee.

10.3	Amended and Restated Declaration of Trust among Greenville First Bancshares, Inc., as Depositor, Wilmington Trust Company, as property trustee, Wilmington Trust Company, as Delaware trustee, and the Administrators named therein, including exhibits containing the related forms of the Greenville Statutory Trust II Common Securities Certificate and the Preferred Securities Certificate.

10.4	Placement Agreement between Greenville First Bancshares, Inc., Greenville Statutory Trust II, and J. P. Morgan Securities, Inc.